Exhibit 99.1

Copyright 202 2 , Plug Power Inc. Plug Power NASDAQ: PLUG Copyright 2023, Plug Power Inc.

2 Cautionary Note on Forward Looking Statements This presentation will include “forward - looking statements” about Plug Power Inc . (“Plug”) . These forward - looking statements will contain projections of Plug’s future results of operations, or of Plug’s business or financial position, or other forward - looking statements . We intend these forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements are based upon the current expectations, estimates, forecasts and projections as well as the current beliefs and assumptions of Plug’s management and are subject to significant risks and uncertainties and include, but are not limited to, statements about Plug’s projections regarding its future financial and market outlook ; Plug’s ability to execute on its strategies to build an end - to - end green hydrogen ecosystem ; Plug’s ability to attain certain cost - cutting measures ; Plug’s expectation that substantial growth will continue and its expectation regarding the underlying drivers of the company’s growth ; Plug’s expectation regarding sales and market opportunities ; Plug’s belief that its growth strategies will have the intended benefits ; Plug’s belief that hydrogen investments will accelerate revenue growth ; Plug’s ability to realize growth across multiple business units ; the anticipated benefits, capacity, capabilities, and output of Plug’s green hydrogen plant located in Georgia, including competitive advantages in Plug’s plant development and customer traction across its business ; Plug’s ability to realize its expansion plans that are underway in the Georgia plant ; the expectation that the Georgia plant will reduce Plug’s fuel margin ; Plug’s ability to meet its anticipated hydrogen network and outputs by 2025 ; the expectation that Plug’s green hydrogen network will produce hydrogen at a cost that is one - third of third - party purchases and the forecasted amount of the annual gross margin improvement upon sourcing all hydrogen internally ; Plug’s ability to continue to expand manufacturing capabilities and improve supply chain issues ; Plug’s ability to continue to deliver on expanding its green hydrogen network and capacity ; and the scalability of Plug’s hydrogen plants . You can identify the forward - looking statements by forward - looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “should,” “will,” “would,” “plan,” “projected,” “target” or the negative of such words or other similar words or phrases . Plug believes that it is important to communicate its future expectations to investors . Such statements should not be read as a guarantee of future performance or results . Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements, including that Plug continues to incur losses and might never achieve or maintain profitability, that Plug will need to raise additional capital to fund its operations and such capital may not be available to the company, global economic uncertainty, including inflationary pressures, fluctuating interest rates, bank failure, and supply chain disruptions, ensuring timely construction and completion of hydrogen generation projects, which may be delayed due to the Company’s inexperience with these project types, supply chain issues, and federal, state, and local permitting and regulatory issues and that Plug’s lack of extensive experience in manufacturing, and marketing of certain of its products may impact its ability to manufacture and market products on a profitable and large - scale commercial basis . For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward - looking statements, as well as risks relating to the business of Plug in general, see Plug’s public filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Plug’s Annual Report on Form 10 - K for the year ended December 31 , 2022 , Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2023 and June 30 , 2023 , and any subsequent filings with the SEC . Readers are cautioned not to place undue reliance on these forward - looking statements . The forward - looking statements are made as of the date hereof and Plug undertakes no obligation to update such statements as a result of new information . Financial projections which are included in this presentation are based on assumptions and analyses made by management based on its experience and perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumsta nce s. There is no assurance that the financial projections will be realized. Information provided in this presentation is solely as of the date it is provided and may change or be modified at any time without notice. Market data and other statistical information used throughout this presentation are generally based on independent industry publications, reports by market res ear ch firms or other published independent sources. In addition, certain information contained herein has been obtained from sources prepared by other parties or by management.

CEO Andy Marsh

4 4 Plug is building an end - to - end green hydrogen ecosystem, from production, storage and delivery to energy generation, to help its customers meet their business goals and decarbonize the economy.

EVP General Manager, Energy Solutions and Chief Strategy Officer, Sanjay Shrestha

6 Sanjay Shrestha: EVP General Manager, Energy Solutions and Chief Strategy Officer Kevin Kopczynski : VP, Project Development Alan Sharkey: VP, Project Execution Brent Koski: VP, Hydrogen Energy Steve Baker: Georgia Plant Manager Jerry Kahil: VP, Finance Industry Leading Expertise • 3 years at Plug • 15 years at United Hydrogen: CFO & COO • 2 years at Plug • 10 years at EPC Company: VP, On - Shore Project Execution • 6 years at Shell International Projects: Senior Project Engineer and Site Coordinator • 4 years at Plug: Tennessee Plant Manager • 9 years US Marine Corps: Sgt. Cryogenics Equipment Operator • 8 years at Plug • 5 years at GE Power • 12 years at KPMG • CPA • 3 years at Plug • 5 years VC/PE investor • 4 years at First Solar: Senior Director of Corporate Development • 3 years at Enki Tech: CEO

VP Project Execution Alan Sharkey

8 Peachtree Green Hydrogen Plant - Camden County, Georgia • 15 TPD LH 2 (Future expansion to 30 TPD underway) • Grid connected • In - person sales showcase: product portfolio in action, customer training, construction details and planning • Design optimization and EPC benefit for other plants • Construction timeline of about 12 months vs. industry standard of 36 - 48 months Jul 2022 Sep 2022 Dec 2022 Mar 2023 May 2023 ELX Commissioning Cooling Towers Night shift Grid Substation

Peachtree Georgia

2023 Schedule Milestone Summary
- ✓ Fill/Flush on ELX skids – June 2023
- ✓ ELX Stack Installs – July 2023
- ✓ Systems available for pre-commissioning – July 2023
- ✓ SMA Rectifier Commissioning Start – July/August 2023
- ✓ **H2 Production – August 2023**

Construction Details
- ✓ Completed - Equipment Installations
- ✓ Completed - Cold & Hot Commissioning on Rectifiers
- ✓ Completed - Commissioning ELX Equipment
- ➢ In Progress - Commissioning Liquefaction Equipment
- ➢ In Progress - Plant Automation & Programming

Plug Major Contractors & Vendors
- S&B – EPC Contractor
  - Completed over 800,000 Safe Work Hours with Zero Recordable Safety Incidents
- SMA – Rectifiers
- Chart – Liquefaction & Storage
- Priority Power – Plant Mini-Substations
- ABB – Power Distribution Centers





Installation He Compressor



Testing Final ELX Skid 2 Loops



Hot Commissioning of Rectifiers



ELX Prep Energization Test Runs

9

10 Georgia Plant Layout with Expansion Plans

VP Hydrogen Strategy Brent Koski Georgia Plant Manager Steve Baker

12 Georgia plant strengthens our long - term positioning as the global leader in green hydrogen production Key Advantages : • Years of experience in electrolysis and liquefaction come together for the first time in GA • Expertise derived from our Georgia plant, coupled with ongoing endeavors at other green hydrogen sites and the substantial growth of our manufacturing scale, imparts a distinctive and unparalleled competitive advantage • Execution at Georgia facility paved the way for Plug's lumpsum turnkey EPC contract with Kiewit for our 45 TPD green hydrogen plant in Texas • Optimized plant design across all key capex items to lower capex on per TPD basis going forward Hydrogen Generation Hydrogen Delivery and Storage Liquefaction Hydrogen Molecule Supply Or

EVP General Manager, Energy Solutions and Chief Strategy Officer, Sanjay Shrestha VP Finance Jerry Kahil

14 As Georgia produces at its full capacity, this is expected to cut our fuel margin loss by as much as half from Q2 to Q4 2023 Baseline forecast includes cost downs if hydrogen was sourced from Plug’s internal network (~40% of 2023 demand) Plug expects its green hydrogen network to produce hydrogen at a cost that is one - third of our third - party purchases To clarify the estimated future impact, with a forecasted full year average customer demand of 65 tons of hydrogen fuel delivered per day, Plug would be able to achieve $100 million of gross margin improvement annually by sourcing all hydrogen internally from our plant network. Anticipated Impact of Plug’s Green Hydrogen Strategy Georgia Green Hydrogen Plant – April 2023

15 Plug’s US Network is expected to drive substantial margin expansion and expedite the energy transition 2023 Texas Louisiana Georgia Tennessee New York 2023 Projects Currently Under Construction And Or In Operation Texas Georgia Tennessee New York Louisiana Midwest YE 2025 – 500 TPD Southwest Texas II Gulf Coast

16 Thank you for coming - We appreciate your attendance!